Household Consumer Loan Trust, Series 1996-2 Deposit Trust Calculations
Previous Due Period Ending	Nov 30, 2001
Current Due Period Ending	Dec 31, 2001
Prior Distribution Date	Dec 14, 2001
Distribution Date	Jan 14, 2002

Beginning Trust Principal Receivables	3,253,273,174.18
Average Principal Receivables	3,253,021,074.32
FC&A Collections (Includes Recoveries)	51,218,778.61
Principal Collections	75,793,986.03
Additional Balances	35,963,281.32
Net Principal Collections	39,830,704.71
Defaulted Amount	27,819,765.68
Miscellaneous Payments	0.00
Principal Recoveries	2,521,384.00

Beginning Participation Invested Amount	231,380,766.44
Beginning Participation Unpaid Principal Balance	231,380,766.44
Ending Participation Invested Amount	223,253,095.40
Ending Participation Unpaid Principal Balance	223,253,095.40

Accelerated Amortization Date	Jul 31, 2001
Is it the Accelerated Amortization Period? 0=No	1

OC Balance as % of Ending Participation Invested Amount (3 month average)	8.522%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%)	0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation	231,380,766.44
Numerator for Fixed Allocation	239,435,493.62
Denominator - Max(Sum of Numerators, Principal Receivables)	3,253,021,074.32
Applicable Allocation Percentage	7.1128%
Investor FC&A Collections	3,643,087.45

Series Participation Interest Default Amount
Numerator for Floating Allocation	231,380,766.44
Denominator - Max(Sum of Numerators, Principal Receivables)	3,253,021,074.32
Floating Allocation Percentage	7.1128%
Series Participation Interest Default Amount	1,978,763.30

Principal Allocation Components
Numerator for Floating Allocation	231,380,766.44
Numerator for Fixed Allocation	263,906,511.61
Denominator - Max(Sum of Numerators, Principal Receivables)	3,253,021,074.32

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]	3.2500%
(b) Prime Rate minus 1.50%	3.2500%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount	2.1383%
(d) Series Participation Interest Unpaid Principal Balance	231,380,766.44
(e) Actual days in the Interest Period	31
Series Participation Monthly Interest, [a*d*e]	647,544.78

Series Participation Interest Interest Shortfall	0.00
Previous Series Participation Interest Interest Shortfall	0.00

Additional Interest	0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]	8,127,671.04

(a) Investor Principal Collections, [Max(b,h) or e]	6,148,907.74
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]	2,833,076.94
(c) Floating Allocation Percentage	7.1128%
(d) Net Principal Collections	39,830,704.71
(e) after Accelerated Amort Date or Early Amort Period, [f*g]	6,148,907.74
(f) Fixed Allocation Percentage	8.1127%
(g) Collections of Principal	75,793,986.03

(h) Minimum Principal Amount, [Min(i,l)]	2,186,090.50
(i) Floating Allocation Percentage of Principal Collections	5,391,071.92
(j) 1.8% of the Series Participation Interest Invested Amount	4,164,853.80
(k) Series Participation Interest Net Default Payment Amount	1,978,763.30
(l) the excess of (j) over (k)	2,186,090.50

(m) Series Participation Interest Net Default Payment Amount	1,978,763.30

(n) Optional Repurchase Amount (principal only) at Sec. 9	0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]	3,643,087.45
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]	0.00
plus any unpaid Series Servicing Fee of other than HFC	0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]	647,544.78
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]	0.00
Additional Interest [Sec. 4.11(a)(ii)]	0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]	1,978,763.30
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]	0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]	385,634.61
Excess [Sec. 4.11(a)(vi)]	631,144.76

Series Participation Investor Charge Off [Sec. 4.12(a)]	0.00

Seller's Interest	1,380,577,133.44